Filed Pursuant to 497(a)

File No 333-192770

Rule 482ad

Fifth Street Finance Corp. Commences

Public Offering of Common Stock

WHITE PLAINS, NY, July 10, 2014 — Fifth Street Finance Corp. (NASDAQ:FSC) (“FSC”) today announced that it has commenced a public offering of 13,250,000 shares of its common stock. FSC plans to grant the underwriters for the offering an option to purchase up to an additional 1,987,500 shares of common stock. All shares will be offered by FSC. Morgan Stanley, UBS Investment Bank, Deutsche Bank Securities and RBC Capital Markets will act as lead book-running managers, and SMBC Nikko will act as joint book-running manager for the offering.

FSC intends to use the net proceeds from this offering to repay debt outstanding under its credit facilities. However, through re-borrowing under its credit facilities, it intends to make investments in small and mid-sized companies in accordance with its investment objective and strategies described in the prospectus supplement and accompanying prospectus and may use such funds for general corporate purposes.

The offering is being made pursuant to FSC’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from: Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014 (Attn: Prospectus Department, tel: (866) 718-1649 or prospectus@morganstanley.com); UBS Securities LLC, 299 Park Avenue, New York, NY 10171 (Attn: Prospectus Department or tel: (888) 827-7275); Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005 (Attn: Prospectus Group, tel: (800) 503-4611 or prospectus.cpdg@db.com); and RBC Capital Markets, LLC, Three World Financial Center, 8th Floor, 200 Vesey Street, New York, NY 10281 (Attn: Equity Syndicate, tel: (877) 822-4089). Investors are advised to carefully consider the investment objective, risks, charges and expenses of FSC before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about FSC and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Fifth Street Finance Corp.

Fifth Street Finance Corp. is a leading specialty finance company that provides custom-tailored financing solutions to mid-sized companies, primarily in connection with investments by private equity sponsors.  The company originates and invests in one-stop financings, first lien, second lien, mezzanine debt and equity co-investments.  FSC’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.  The company has elected to be regulated as a business development company and is externally managed by Fifth Street Management LLC, an SEC-registered investment adviser and leading alternative asset manager with $5 billion in assets under management.  With a track record of more than 16 years, Fifth Street’s nationally recognized platform has the ability to hold loans up to $150 million, commit up to $250 million and structure and syndicate transactions up to $500 million.  Fifth Street received the 2014 ACG New York Champion’s Award for “Senior Lender Firm of the Year” and was named both 2013 “Lender Firm of the Year” by The M&A Advisor and “Lender of the Year” by Mergers & Acquisitions. FSC’s website can be found at fsc.fifthstreetfinance.com.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to Fifth Street Finance Corp.’s securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “intends,” “expects,” “plans,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of FSC, including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and other matters set forth in the company’s prospectus supplement and accompanying prospectus. FSC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACTS:

Investor Contact:

Dean Choksi, Executive Director of Finance & Head of Investor Relations

Fifth Street Finance Corp.

(914) 286-6855

dchoksi@fifthstreetfinance.com

Media Contact:
Nick Rust
Prosek Partners
(212) 279-3115 ext. 252
pro-fifthstreet@prosek.com